UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2006


                              GSAMP Trust 2006-FM1
                     --------------------------------------
                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
           -----------------------------------------------------------
              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
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                    (Exact name of sponsor as specified in its charter)



        Delaware                   333-132809-01               13-3387389
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation              File Number            Identification No.
      of depositor)                 of issuing entity)     of depositor)

85 Broad Street, New York, New York                               10004
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(Address of principal executive offices of depositor)           (Zip Code)



Depositor's telephone number, including area code      (212) 902-1000
                                                 ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.


      On April 27, 2006, GS Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Trust Agreement, dated as of April 1, 2006 (the "Trust Agreement"), by and between the Depositor, as depositor, and Deutsche Bank National Trust Depositor, as trustee, of GSAMP Trust 2006-FM1 Mortgage Pass-Through Certificates, Series 2006-FM1 (the "Certificates"). The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class R, Class RC and Class RX Certificates, having an aggregate initial principal amount of $916,922,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of April 25, 2006, by and between the Depositor and the Underwriter.

      The Class B-3, Class B-4, Class X, Class P and Class C Certificates, having an aggregate initial principal amount of $18,035,000, were sold to Goldman, Sachs & Co. (the "Initial Purchaser"), pursuant to a Purchase Agreement, dated as of April 26, 2006, by and between the Depositor and the Initial Purchaser.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of April 25, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Trust Agreement, dated as of April 1, 2006, by and among GS Mortgage Securities Corp., as depositor, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 Amended and Restated Flow Mortgage Loan Purchase and Warranties
             Agreement, dated as of January 1, 2006, by and between Fremont Investment & Loan and Goldman Sachs Mortgage Company (included as Exhibit O to Exhibit 4).

Exhibit 10.2 Amended and Restated Flow Interim Servicing Agreement, dated as of January 1, 2006, between Fremont Investment & Loan and Goldman Sachs Mortgage Company (included as Exhibit P to Exhibit 4).

Exhibit 10.3 Servicing Agreement, dated as of April 27, 2006, between the
             Depositor, Wells Fargo Bank, N.A and the Trustee (included as Exhibit Q-1 to Exhibit 4).

Exhibit 10.4 The Second Amended and Restated Master Seller's Warranties and
             Servicing Agreement, dated as of November 1, 2005, between the Sponsor and Wells Fargo Bank, N.A. (included as Exhibit Q-2 to
             Exhibit 4).

Exhibit 10.5 Assignment, Assumption and Recognition Agreement, dated as of April
             27, 2006, by and between the Goldman Sachs Mortgage Company, Fremont Investment & Loan and the GS Mortgage Securities Corp. (included as Exhibit T to Exhibit 4).

Exhibit 10.6 ISDA Master Agreement, dated as of April 27, 2006, by and between
             Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit 4).

Exhibit 10.7 Schedule to the Master Agreement, dated as of April 27, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit 4).

Exhibit 10.8 Confirmation, dated as of April 13, 2006, by and among Goldman
             Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit 4).

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 18, 2006                        GS MORTGAGE SECURITIES CORP.




                                            By: /s/ Michelle Gill
                                                ----------------------
                                              Name:  Michelle Gill
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of                                                   Paper (P) or
Regulation S-K                                                  ---------------
Exhibit No.               Description                            Electronic (E)
-----------               -----------                           ---------------
     1                    Underwriting Agreement, dated as of         (E)
                          April 25, 2006, by and between GS
                          Mortgage Securities Corp., as
                          depositor and Goldman, Sachs & Co.,
                          as underwriter.

     4                    Trust Agreement, dated as of April 1,       (E)
                          2006, by and among GS Mortgage
                          Securities Corp., as depositor, and
                          Deutsche Bank National Trust Company,
                          as trustee.

    10.1                  Amended and Restated Flow Mortgage          (E)
                          Loan Purchase and Warranties
                          Agreement, dated as of January 1,
                          2006, by and between Fremont
                          Investment & Loan and Goldman Sachs
                          Mortgage Company (included as Exhibit
                          O to Exhibit 4).

    10.2                  Amended and Restated Flow Interim           (E)
                          Servicing Agreement, dated as of
                          January 1, 2006, between Fremont
                          Investment & Loan and Goldman Sachs
                          Mortgage Company (included as Exhibit
                          P to Exhibit 4).

    10.3                  Servicing Agreement, dated as of            (E)
                          April 27, 2006, between the
                          Depositor, Wells Fargo Bank, N.A and
                          the Trustee (included as Exhibit Q-1
                          to Exhibit 4).

    10.4                  The Second Amended and Restated             (E)
                          Master Seller's Warranties and
                          Servicing Agreement, dated as of
                          November 1, 2005, between the Sponsor
                          and Wells Fargo Bank, N.A. (included
                          as Exhibit Q-2 to Exhibit 4).

    10.5                  Assignment, Assumption and                  (E)
                          Recognition Agreement, dated as of
                          April 27, 2006, by and between the
                          Goldman Sachs Mortgage Company,
                          Fremont Investment & Loan and the GS
                          Mortgage Securities Corp. (included
                          as Exhibit T to Exhibit 4).

    10.6                  ISDA Master Agreement, dated as of          (E)
                          April 27, 2006, by and between
                          Goldman Sachs Mitsui Marine
                          Derivatives Products, L.P., the swap
                          provider, and Deutsche Bank National
                          Trust Company, the trustee (included
                          as Exhibit X to Exhibit 4).

    10.7                  Schedule to the Master Agreement,           (E)
                          dated as of April 27, 2006, by and
                          between Goldman Sachs Mitsui Marine
                          Derivatives Products, L.P., the swap
                          provider, and Deutsche Bank National
                          Trust Company, the trustee (included
                          as Exhibit X to Exhibit 4).

    10.8                  Confirmation, dated as of April 13,         (E)
                          2006, by and among Goldman Sachs
                          Capital Markets, L.P., Goldman Sachs
                          Mitsui Marine Derivatives Products,
                          L.P., the swap provider, Goldman
                          Sachs Mortgage Company, L.P., and
                          Deutsche Bank National Trust Company,
                          the trustee (included as Exhibit X to
                          Exhibit 4).